Exhibit 99.2 Investor Presentation May 2017

Safe Harbor Statement This presentation contains forward-looking statements about our financial condition, results of operations, performance, plans, goals and other matters. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. These forward-looking statements include statements related to our ability to: provide a differentiated experience to guests; grow our comparable sales; outperform the casual dining industry and increase our market share; deliver consistent and predictable financial performance; profitably expand our Company-owned restaurants domestically and in Canada, and work with our licensees to expand our concept internationally; maintain our broad consumer appeal and remain relevant to guests; attract and retain qualified management and other staff; maintain our unit economics; leverage sales and manage costs to increase earnings per share; provide mid-teens total return to shareholders; leverage technology to enhance the guest experience and to manage costs; leverage our brand in the CPG channel; support the growth of North Italia and Flower Child restaurants; develop a fast casual concept; and utilize capital effectively and continue to repurchase our shares and pay dividends. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience Diversified growth drivers a unique guest • • Track record of consistent and predictable financial performance • Robust cash flow to support growth and maximize shareholder value 3

Company Overview and Key Competitive Advantages 4

Our Global Footprint High quality, high profile locations worldwide Kuwait Saudi (5) (1) China (2) (3) 5 Company-Owned 194 13 1 International - Licensed Middle East11 Mexico3 China25 Mexico Guadalajara Mexico City (2) Shanghai ng Kong Lebanon (1) (3) Qatar (1) ArabiaUAE Ho U.S.A. (Company-Owned: 208)

The Cheesecake Factory - A Highly Differentiated Concept Bakery 6 Integrated Ambiance, Service and Hospitality Best-in-Class Operational Execution Leader in Menu Innovation

Industry Leader in Menu Innovation Breadth of menu is a key competitive advantage Quality • 250 menu items made fresh from scratch in-house Relevance • No veto vote – something for everyone across price points Menu updated twice a year • Performance • • Drives sales Continued market share gains Profit • Increases sales at full margin 7

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 8

Leveraging Technology to Further Enhance the Guest Experience 9 Training Redesign KMS Delivery CakePay App

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Industry-Leading Dessert Sales 16% • Enables creativity and quality control 10

Broad Consumer Appeal A division of Vice Media LLC The women and men behind The Cheesecake Factory reveal the untold story of how a tiny Beverly Hills restaurant known for its brown bread became a global chain mentioned in Drake songs and on “Keeping up with the Kardashians.” Highest Unit Volumes ($ in millions) With $32 a Moderate Average Check $10.7 $16 Maggianos Yard House BJ'sTexas OliveOutback LongHorn Bonefish Carrabbas Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive TexasBJ's Roadhouse Garden Garden Roadhouse Source: Latest SEC filings and company presentations 11 $27 $25 $22$21$21$21 $18 $15 $8.4$8.2 $5.7 $4.7$4.5 $3.4$3.3$3.0$3.0

Strong Consumer Engagement Across Channels 5M+ likes 360K followers Millions of Viewers 490K followers 12

Best-in-Class Operational Execution Average Tenure by Position Industry-Leading Retention Dual Management Structure Above 4-Walls 28 years 19 years 18 years 17 years 12 years 12 Senior VP of Operations Regional Vice President Area Director of Operations Area Kitchen Operations Manager General Manager ------------------Executive Kitchen Manager years FORTUNE and 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine, March 15, 2017 ©2017 Time Inc. Used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated. 13 EKM EKM EKM EKM EKM EKM Area Kitchen Operations Manager GM GM GM GM GM GM Area Director of Operations

Leveraging Technology Manage Costs to Analytics 14 Automated Production Call Energy Management Optimization Market-Based Labor Dashboards KMS

Diversified Growth Drivers 15

The Cheesecake Factory – Continued Domestic Growth Opportunity for 300 domestic locations Illustrative example of target returns for new restaurant openings. 16 The Grove, Los Angeles Strong Unit Economics ($ millions, assumes 10,000 sq. ft. unit) Sales $10.0 $2.3 $7.8 $4.0 ~ 20% EBITDAR Cash Capex Investment Capitalized Rent Fully Capitalized ROI

The Cheesecake Factory – Expanding International Licensed Presence • Continued expansion within current geographies Potential for additional geographies • with current Opportunity territories licensees • to add licensees and 17 Shanghai $0 Capital Expenditure +1¢ Per Restaurant in EPS

Incremental Growth Opportunities North Italia and Flower Child investment Bringing The Cheesecake Factory to Canada Measured growth of Grand Lux Cafe and RockSugar Further leveraging the power of The Cheesecake Factory brand in the CPG channel Internal development of a fast casual concept 18

Track Record of Consistent & Predictable Financial Performance 19

Outperforming the Industry and Taking Market Share 29 Consecutive Quarters of Comparable Sales Growth 2010 2011 2012 2013 2014 2015 2.6% 2016 1Q17 2.2% 2.0% 2.0% 1.5% 1.5% 1.2% 1.1% 1.0% 0.5% 0.3% (0.2)% (0.5)% (0.9)% (1.4)% (1.4)% Knapp-Track Index 20

Leveraging Sales & Managing Costs to Drive Earnings Growth Adjusted Earnings Per Share* ~11% CAGR $2.98 $2.83 $1.97 $1.88 2010 2011 2012 2013 2014 2015 2016 2017E** * Please see Appendix for GAAP to non-GAAP reconciliations. ** Midpoint of 2017 guidance provided May 3, 2017. 21 $2.37 $2.10 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) Flexibility $173 2010 2011 2012 2013 2014 2015 2016 Proceeds from Exercise of Stock Options Free Cash Flow 22 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations. $172 $156$148 $149 $109 $135

Effective Capital Allocation Supports Our Financial Objectives ~$900 Million in Share Repurchases Reducing WASO 3% ($ millions) Per Year 60,446 49,372 $13 2010 2011 2012 2013 2014 Dividend 2015 WASO 2016 Capex/Inv Share Repurchases 23 $42 $27 $36 $146 $184 $30 $109 $141 $172 $101 $158 $154 $114 $106 $52 $86 $77 $42

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 14% 13% 2010 2011 2012 2013 2014 2015 2016 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents 24 15%15% 14% 13%

Creating Value for Shareholders Targeting Mid-Teens Total Return to Shareholders (EPS + Dividend) Core Business ~6% International ~2% Incremental Growth Opportunities ~1-2% Share Repurchases ~3% Dividend ~2% Philadelphia 25 Total Return to Shareholders

2017 Financial Targets Anticipating another year of solid performance Company-Owned Restaurants As many as 8 International Licensed Restaurants As many as 4 – 5 Comparable Sales 0.5% - 1.5% Adjusted EPS Growth 4% - 7% 2017 guidance provided May 3, 2017. EPS growth rate reflects adjusted EPS, excluding impairment and lease terminations, and lapping of 53-week year in 2016. 26 2017E

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience Diversified growth drivers a unique guest • • Track record of consistent and predictable financial performance • Robust cash flow to support growth and maximize shareholder value 27

Appendix 28

Non-GAAP Reconciliation In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes facilitate that the presentation of these items provides additional information to the comparison of past and present financial results. 29

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ thousands, except per share data) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 Net income (GAAP) After-tax impact from: - Impairment of assets and lease terminations (1) - Partial IRS settlement (2) - Unwinding of interest rate collars (3) - Proceeds from variable life insurance contract (4) Adjusted net income (non-GAAP) $ 81,713 $ 95,720 $ 98,423 $ 114,356 $ 101,276 $ 116,523 $ 139,494 - - 4,425 - 928 (1,506) - - 5,722 - - (419) (337) 418 3,607 - - - 68 - - - - - - - - - $ 86,138 $ 95,142 $ 103,726 $ 114,019 $ 101,694 $ 120,130 $ 139,562 Diluted net income per share (GAAP) After-tax impact from: - Impairment of assets and lease terminations - Partial IRS settlement - Unwinding of interest rate collars - Proceeds from variable life insurance contract Adjusted diluted net income per share (non-GAAP) (5) $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 - - 0.02 (0.03) - - 0.11 (0.01) - - - 0.01 0.07 0.00 - - (0.01) - - - - - - - - - 0.07 - $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 (1) The pre-tax amounts associates with these items in fiscal 2011, 2012, 2013, 2014, 2015 and 2016 were $1,547, $9,536, $(561), $696, $6,011 and $114, respectively, and were recorded in impairment of assets and lease terminations. (2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively. (3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense. (4) This item is non-taxable and is recorded in interest and other (expense)/income, net. (5) Adjusted diluted net income per share may not add due to rounding. 30

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 Cash Flow from Operations Capital Expenditures / Investments Free Cash Flow $ 167 42 $ 196 77 $ 195 86 $ 205 106 $ 240 114 $ 235 154 $ 303 158 $ 125 $ 119 $ 109 $ 99 $ 126 $ 81 $ 145 31